SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2003

                   Alcan Inc.
(Exact name of Registrant as specified in its charter)

                        Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2
(Address of principal executive offices, including postal code)

                         (514) 848-8000
(Registrant's telephone number, including area code)

ITEM 5.	Other Events

The information set forth in the press releases issued by Alcan Inc. dated January 17, 2003, attached hereto as Exhibits 99.1 is incorporated herein by reference.

ITEM 7.	Financial Statements, Pro Forma Financial Statements and Exhibits

	(c)	Exhibits

	99.1	Press release of Alcan Inc., dated January 17, 2003.

	99.2	Cautionary Statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

By	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: January 17, 2003

EXHIBIT INDEX
Exhibit
Number	Description

(99.1)	Press release of Alcan Inc. dated January 17, 2003.

(99.2)	Cautionary statement for purposes of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995.